UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 24, 2019

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

U.S. LA Fitness License Agreement & Guaranty

On September 24, 2019, Novomerica Health Group Inc. (“Novomerica”), a wholly owned subsidiary of Novo Integrated Sciences, Inc. (the “Company”), entered into a Master Facility License Agreement (the “U.S. License Agreement”) with Fitness International, LLC and Fitness & Sports Clubs, LLC (together with Fitness International, LLC, “LA Fitness U.S.”). Pursuant to the terms of the U.S. License Agreement, the parties agreed that from time to time as set forth in the U.S. License Agreement or as the parties otherwise agree, Novomerica may wish to identify sublicensees to provide certain services in facilities operated by LA Fitness U.S., and LA Fitness U.S. may desire to grant to such sublicenses the right to do the same. Upon execution of applicable documentation as may be required by the U.S. License Agreement, the sublicensee (which may be Novomerica, if Novomerica desires to provide Services (as hereinafter defined) itself) shall have the right, subject to the terms of the U.S. License Agreement, to (i) occupy and use, on an exclusive basis, for the purposes of providing outpatient physical and/or occupational therapy as provided in the U.S. License Agreement (the “Services”), with the applicable LA Fitness U.S. facility, and (ii) access and use, on a non-exclusive basis, for the purpose of providing the Services, the applicable facility’s equipment and a pool lane, and (iii) use, on a non-exclusive basis, the applicable facility’s common areas solely as necessary to access the facility’s service area, equipment and a pool lane.

Pursuant to the terms of the U.S. License Agreement, 18 separate initial licenses in Ohio were granted. Novomerica agreed to develop and open for business (a) at least four of such facilities by December 31, 2019, and (b) beginning in January 2020, at least two of such additional facilities per calendar month until all of such facilities are opened for business.

With respect to each license granted under the U.S. License Agreement, for the period beginning as of the commencement date of each such license and continuing until the expiration or earlier termination of such license, Novomerica shall pay to LA Fitness U.S. a monthly payment in an agreed upon amount.

Unless sooner terminated as provided in the U.S. License Agreement, the term of the U.S. License Agreement shall begin as of September 24, 2019 and shall expire simultaneously with the expiration of earlier termination of the License Term (as such term is defined in the U.S. License Agreement) of the last remaining license granted under the U.S. License Agreement.

Pursuant to the terms of the U.S. License Agreement, the Company agreed to execute that certain Guaranty Agreement (the “U.S. Guaranty”) dated September 24, 2019 by and between the Company and LA Fitness U.S. Pursuant to the terms of the U.S. Guaranty, the Company irrevocably guaranteed the full, unconditional and prompt payment and performance of all of Novomerica’s obligations and liabilities under the U.S. License Agreement.

Canada LA Fitness License Agreement & Guaranty

On September 24, 2019, Novo Healthnet Limited, Inc. (“NHL”), a wholly owned subsidiary of the Company, entered into a Master Facility License Agreement (“Canada License Agreement”) with LAF Canada Company (“LA Fitness Canada”). Pursuant to the terms of the Canada License Agreement, the parties agreed that from time to time as set forth in the Canada License Agreement or as the parties otherwise agree, NHL may wish to identify sublicensees to provide certain services in facilities operated by LA Fitness Canada, and LA Fitness Canada may desire to grant to such sublicenses the right to do the same. Upon execution of applicable documentation as may be required by the Canada License Agreement, the sublicensee (which may be NHL, if NHL desires to provide Services (as hereinafter defined) itself) shall have the right, subject to the terms of the Canada License Agreement, to (i) occupy and use, on an exclusive basis, for the purposes of providing the Services, with the applicable LA Fitness Canada facility, and (ii) access and use, on a non-exclusive basis, for the purpose of providing the Services, the applicable facility’s equipment and a pool lane, and (iii) use, on a non-exclusive basis, the applicable facility’s common areas solely as necessary to access the facility’s service area, equipment and a pool lane.

Pursuant to the terms of the Canada License Agreement, six separate initial licenses in Ontario, Canada and Alberta, Canada were granted. NHL agreed to develop and open for business (a) at least four of such facilities by December 31, 2019, and (b) beginning in January 2020, at least two of such additional facilities per calendar month until all of such facilities are opened for business.

With respect to each license granted under the Canada License Agreement, for the period beginning as of the commencement date of each such license and continuing until the expiration or earlier termination of such license, NHL shall pay to LA Fitness Canada a monthly payment in an agreed upon amount.

Unless sooner terminated as provided in the Canada License Agreement, the term of the Canada License Agreement shall begin as of September 24, 2019 and shall expire simultaneously with the expiration of earlier termination of the License Term (as such term is defined in the Canada License Agreement) of the last remaining license granted under the Canada License Agreement.

Pursuant to the terms of the Canada License Agreement, the Company agreed to execute that certain Guaranty Agreement (the “Canada Guaranty”) dated September 24, 2019 by and between the Company and LA Fitness Canada. Pursuant to the terms of the Canada Guaranty, the Company irrevocably guaranteed the full, unconditional and prompt payment and performance of all of NHL’s obligations and liabilities under the Canada License Agreement.

The foregoing description of the U.S. License Agreement, the U.S. Guaranty, the Canada License Agreement and the Canada Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the U.S. License Agreement, the U.S. Guaranty, the Canada License Agreement and the Canada Guaranty, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Master Facility License Agreement dated September 24, 2019 by and between Novomerica Health Group Inc., Fitness International, LLC, and Fitness & Sports Clubs, LLC.
10.2	Guaranty Agreement dated September 24, 2019 by and between the registrant, Fitness International, LLC and Fitness & Sports Clubs, LLC
10.3	Master Facility License Agreement dated September 24, 2019 by and between Novo Healthnet Limited, Inc. and LAF Canada Company
10.4	Guaranty Agreement dated September 24, 2019 by and between the registrant and LAF Canada Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: September 30, 2019	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer